UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): FEBRUARY 2, 2007
                                                         -----------------------

                               ENZO BIOCHEM, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)

             001-09974                                     13-2866202
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        (Commission File Number)               (IRS Employer Identification No.)

           527 MADISON AVENUE
           NEW YORK, NEW YORK                                         10022
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(Address of Principal Executive Offices)                           (Zip Code)

                                 (212) 583-0100
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On February 2, 2007, Enzo Biochem, Inc. entered into a Placement Agent Agreement with Lazard Capital Markets LLC as exclusive placement agent relating to a proposed "registered direct" offering of shares of Enzo's common stock. A copy of the Placement Agent Agreement is filed as Exhibit 1.1 to this Current Report and is incorporated herein by reference. The closing for the sale of shares of common stock is expected to take place on February 7, 2007, subject to the satisfaction of customary closing conditions. Enzo will pay the placement agent an aggregate fee equal to 5.0% of the gross proceeds of the offering, equal to approximately $750,000.

         In addition, on February 2, 2007, Enzo entered into a definitive Subscription Agreement with an investor relating to the sale of an aggregate of 1,000,000 shares of common stock for a purchase price of $15.00 per share. A copy of the form of Subscription Agreement is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

         The shares of common stock being offered by Enzo in this offering were registered under an existing shelf registration statement on Form S-3 (Registration No. 333-138417), which was declared effective by the Securities and Exchange Commission on December 8, 2006.

ITEM 8.01         OTHER EVENTS.

         On February 5, 2007, Enzo issued a press release announcing the pricing of the offering of common stock described above. A copy of this press release is furnished as Exhibit 99.1 to this Current Report.


ITEM 9.01.       EXHIBITS.

(c) EXHIBITS.

EXHIBIT NO.          DESCRIPTION
1.1                  Placement Agent Agreement, dated February 2, 2007,
                     between Enzo Biochem, Inc. and Lazard Capital Markets LLC.

10.1                 Form of Subscription Agreement.

99.1                 Press release dated February 5, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ENZO BIOCHEM, INC.


Date:  February 5, 2007                    By:   /s/ Elazar Rabbani
                                                 -------------------------------
                                                 Dr. Elazar Rabbani, Ph.D.
                                                 Chairman of the Board and Chief
                                                 Executive Officer